Vanguard International Value Fund

Supplement to the Prospectus and Summary Prospectus Dated October 12, 2012

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard International Value Fund has restructured the Fund's investment advisory team, removing Hansberger Global Investors, Inc. (HGI) as an investment advisor and reallocating the assets managed by HGI to two existing advisors to the Fund, Edinburgh Partners Limited (Edinburgh Partners) and Lazard Asset Management LLC (Lazard). ARGA Investment Management, LP (ARGA) also remains an advisor to the Fund. All references to HGI and all other details and descriptions regarding its management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Lazard, Edinburgh Partners, and ARGA each independently selects and maintains a portfolio of common stocks of foreign companies for the Fund. Lazard, Edinburgh Partners, and ARGA manage approximately 39%, 34%, and 24% of the Fund's assets, respectively. In addition, as with other Vanguard funds that use a multimanager structure, The Vanguard Group, Inc. (Vanguard) will continue to invest a small percentage of the Fund's assets to facilitate cash flows to and from the Fund's advisors.

The Fund's investment objective, primary investment strategies, and primary risks are not expected to change.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 46 012013

Vanguard® Trustees’ Equity Fund

Supplement to the Statement of Additional Information Dated February 24, 2012 (revised October 12, 2012)

Important Changes to Vanguard International Value Fund

The board of trustees of Vanguard International Value Fund has restructured the Fund's investment advisory team, removing Hansberger Global Investors, Inc. (HGI) as an investment advisor and reallocating the assets managed by HGI to two existing advisors to the Fund, Edinburgh Partners Limited and Lazard Asset Management LLC. ARGA Investment Management, LP also remains an advisor to the Fund. All references to HGI and all other details and descriptions regarding its management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI046 012013